U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: May 19, 2004



                              ZKID NETWORK COMPANY
             (Exact Name of registrant as specified in its Charter)




       Nevada                         0-29981                     91-2027724
----------------------          ------------------            -----------------
State of Incorporation          Commission File No.            I.R.S. Employer
                                                              Identification No.

666 Dundee Road,     Northbrook, IL                    60062
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(Address of principal executive offices)             (Zip Code)



Registrant's telephone number,(   847   )    509    -    4200
                               ---------  ---------   ----------





                     (Registrant's former name and address)

Item 2.  Acquisition or Disposition of Assets

         On April 29, 2004, we entered into an Agreement and Plan of Acquisition with UTEK Corporation, a Delaware corporation and Web Safe Technologies, Inc., a Florida corporation ("WSTI") (Exhibit 2.0). UTEK Corporation owned all of the issued and outstanding capital stock of Web Safe Technologies, Inc. We purchased all of Web Safe Technologies stock from UTEK in exchange for 9,000,000 Zkid common shares valued at $0.15 per share or $1,350,000. We issued our stock in a private transaction exempt from the registration requirements of the Securities Act of 1933, as amended, (the "Act") pursuant to Section 4(2). The shares issued to UTEK are considered restricted securities and may not be resold absent registration with the Act or an exemption from the registration requirements of the Act.

         We purchased WSTI because we believe that it possesses a technology license which will dramatically enhance our services. WSTI holds a worldwide exclusive license to a software package which operates as an automated intelligence analysis system (Exhibit 10.0). The license was granted by Battelle Memorial Institute Pacific Northwest Division to WSTI on April 29, 2004. The license is derived from a patent pending application for a software package trademarked "Mozart". We plan to integrate the Mozart (TM) software into our website software applications thereby providing our system with the enhanced ability to quickly evaluate information on the Internet such as inappropriate content or communications which might pose threats to children. We intend to use the software to gather information from websites, newsgroups, broadcast mail and other data sources on the Internet using a specified web domain or a search string targeting a specific topics, phrases or words. Like search engines, Mozart (TM) uses a specialized algorithm to find and rank web pages containing specified information. We believe that Mozart (TM) will quickly archive and analyze entire websites based on search terms and libraries containing key words and phrases designed to find sensitive or inappropriate information. WSTI has entered into a Technical Services Agreement (Exhibit 10.1)with Battelle for the purpose of assisting Zkid integrate the Mozart (TM) software system into Zkid's website system.


FORWARD-LOOKING STATEMENTS:

         We have included forward-looking statements in this report. For this purpose, any statements contained in this report that are not statements of historical fact may be deemed to be forward looking statements. Without limiting the foregoing, words such as "intend", "may", "could", "would", "believe", "estimate", or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements by their nature involve substantial risks and uncertainties, and actual results may differ materially depending on a variety of factors. Factors that might cause forward-looking statements to differ materially from actual results include, among other things, software design integration problems, governmental regulation, or our ability to implement our business plan of operation.

Item 7.  Financial Statements and Exhibits

(a) Financial statements of businesses acquired. We intend to provide the historical financial statements of Web Safe Technologies, Inc. within 60 days of the filing date of this Current Report.


(b)      Pro forma  financial  information.  We intend to provide  the pro forma financial information relating to our acquisition of Web Safe Technologies, Inc. within 60 days of the filing date of this Current Report.

(c)      Exhibits

         2.0 Agreement and Plan of Acquisition of Web Safe Technologies, Inc. by Zkid Network Company dated April 29, 2004

         10.0 License Agreement No. 514770 between Battelle Memorial and Web Safe Technologies, Inc. dated April 29, 2004

         10.1 Agreement 47598 between Battelle Memorial Institute Pacific Northwest Division and Web Safe Technologies, Inc.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ZKID NETWORK COMPANY
Dated: May 19, 2004

                                           /s/Jon A. Darmstadter
                                           -------------------------------------
                                           By: Jon A. Darmstadter
                                           Title: President